                                                                   Exhibit 10.13

                           UNISOURCE WORLDWIDE, INC.
                            PARTNERS' LOAN PROGRAM



     Partners Loan Company ("PLC") is a Delaware corporation wholly-owned by Unisource Worldwide, Inc. ("Unisource"). It is offering to make loans (in multiples of $1,000) under the Partners' Loan Program (the "Program") to full-time employees of Unisource or an Unisource subsidiary who are "Partners" of Unisource (as designated by Unisource), upon the terms described in this document.

     Minimum principal amount:  $5,000   (Subsequent additional loans may be in
     ----------------------------------
lesser multiples of $1,000).

     Maximum principal amount:  One-half of the salary and any bonus paid to the
     ---------------------------------------------------------------
Partner by Unisource or a Unisource company during the most recent full calendar year preceding the loan. Partners not employed with Unisource during the entire preceding calendar year may borrow one-half of the greater of their salary and any bonus for that year or their current annual salary. Salary and any bonus shall be as shown on the Partner's Form W-2. A subsequent decline in compensation will not affect the maximum amount of an existing loan but would affect the maximum amount of a future loan.

     Collateral security:  Unisource Worldwide, Inc. stock owned of record and
     -----------------------------------------------------
beneficially solely by the Partner or jointly with the Partner's spouse (including any shares being purchased using the loan proceeds) with value of at
                                                               ----------------
least twice the principal amount of the loan, shall be pledged by the Partner
--------------------------------------------
(alone or with spouse) as collateral security for the loan.  A Partner may not
                                                             -----------------
pledge stock purchased but not yet distributed or withdrawn under Unisource's
-----------------------------------------------------------------------------
stock purchase plans.  Thus, stock purchased under the PSPP or RSP (or any other
---------------------
company-sponsored plan) may not be used until certificates for the stock have been received, and a desire to obtain a loan shall not itself entitle the Partner to accelerate receipt of such certificates. However, a Partner may use
                                                     --------------------------
option stock which he or she will purchase using the proceeds of the loan
-------------------------------------------------------------------------
itself.  This requirement of "2 to 1 coverage" is the same as the present
-------
Federal Reserve 50% margin requirement.

     Loans of Unisource Partners Outstanding as of December 31, 1996 under Alco
     ---------------------------------------------------------------
Standard Corporation's Partners' Loan Program (and the Alco/IKON stock collateralizing such loans) will be transferred to the Unisource Partners' Loan Program effective January 1, 1997, and the terms of the Unisource Partners' Loan Program will apply to such transferred loans. The Unisource dividend payable on the Alco/IKON stock held as collateral for Unisource Partners' outstanding loans will be received directly by PLC and will be held by PLC as collateral security for such transferred loans in accordance with the terms of the Unisource Partners' Loan Program. At the Partner's election, any Alco/IKON stock pledged as security for such transferred loans may be replaced by the borrower's pledge of Unisource stock.

     Interest:  6% per year on the unpaid principal amount, payable quarterly as
     ----------------------                                 -----------------
stated in the promissory note to be signed; i.e., interest payments are due no later than the last business day of March, June, September, and December. A special charge of $100 will be assessed against the account of each Partner whose check is not received by the due date. A second late payment will result in the loan being called and the Partner being permanently ineligible for any future loans. If you find you cannot meet the due date, a reasonable extension may be granted provided you request an extension on or before the due date.

     Payment of principal upon demand:  Periodic amortization is not required.
     ---------------------------------
Although PLC presently does not intend to act as long as the required collateral-to-loan ratio is maintained and the Partner remains employed in good standing by Unisource or a Unisource company, a demand for payment may be made
                                              --------------------------------
at any time.  If employment ceases for any reason other than death or
------------
disability, a demand for immediate payment should ordinarily be expected. If employment ceases because of death or disability, PLC may agree (though it shall not be obliged to do so) to receive regular principal payments over a period of several years, as long as the collateral-to-loan ratio is maintained.

     Maintenance of minimum collateral-to-loan ratio of greater than 1.25 to 1:
     -------------------------------------------------------------------------
If the price of Unisource common stock (or the price of Alco/IKON stock held by PLC as security for any loan) declines, the Partner shall be responsible for maintaining a ratio of greater than 1.25 to 1 between the value of the collateral and the unpaid principal amount of the loan. While PLC will endeavor to notify the Partner of a decline in the ratio toward 1.25 to 1, it shall not be obliged to do so. If the ratio declines to 1.25 to 1 or
                      -------------------------------------
below, PLC shall have the right without notice (which it presently intends to
-----------------------------------------------------------------------------
exercise) to sell or take ownership of all or a portion of the collateral,
-------------------------------------------------------------------------
applying the proceeds of sale or the value of such collateral toward payment of
-------------------------------------------------------------------------------
the principal amount of the loan. To avoid such a result (which may involve,
--------------------------------
among other things, adverse tax effects for the Partner), the Partner may, prior to PLC's taking such action, make a payment of principal and/or pledge additional collateral to provide the required ratio of greater than 1.25 to 1.

     Voluntary payments:  The Partner may pay any part of the principal amount
     -------------------
of the loan (in minimum amounts of $1,000 and in multiples of $100 above $1,000) at any time without any premium or penalty.

     Release of excess collateral:  Prior to full payment of the loan, the
     -----------------------------
Partner will ordinarily be entitled to have PLC release a portion of the collateral to the extent that it exceeds the minimum required for a loan to purchase margin stock under (a) the 2 to 1 ratio, or (b) if the Federal Reserve imposes a higher ratio for the purchase of margin stock, the requirement which is in effect at the time of the desired withdrawal, provided there has not occurred any other change in applicable laws or regulations. Thus, absent such a change and any increase in Federal Reserve margin requirements, a Partner would ordinarily be able to have collateral released when the market value of the Unisource stock has increased and/or loan prepayments have been made.

     Purpose of loan; applicability of so-called "margin requirements":  In
     ------------------------------------------------------------------
requesting a loan, the Partner must complete a so-called "purpose statement" (Federal Reserve Form G-3) in which the Partner indicates whether the loan is for the purpose of purchasing or carrying a margin security (which includes Unisource stock, Alco/IKON stock, other securities listed on national stock exchanges, selected over-the-counter securities, convertible debt securities and warrants). PLC has determined that it will conservatively treat all loans as though they were "purpose" loans in regard to compliance with the minimum margin requirements of the Federal Reserve and related matters (although PLC will not permit withdrawals of collateral in as many circumstances as the Federal Reserve might permit). Accordingly, PLC has provided guidance as to how the Form G-3 should be completed, and if the Partner plans to use the loan to purchase, carry or avoid selling Unisource or Alco/IKON stock, he may properly indicate that it is a "purpose" loan. If the Partner is unsure whether he may be considered to be making a "purpose" loan, he may properly resolve that uncertainty by treating the loan as a "purpose" loan.

     Regulation X:  There is also a specific Federal Reserve requirement
     -------------
(Regulation X) which is applicable to the Partner borrowing from PLC. Since PLC intends to treat all the loans as subject to Regulation G, the borrowing Partner should have no concern about compliance with Regulation X.

     Taxation:  Under current law, any excess over 6% rate of interest charged
     ---------
by PLC and interest calculated using a specified federal rate will be considered compensation and included on your W-2.
------------

     If the applicable federal rate is 6% or below, no imputed interest would be reportable on your W-2. When the federal rate is more than 6%, the amount included on your W-2 would be calculated as follows:

                Principal Loan Amount                $20,000
                Federal Interest Rate (example)        8%

                Interest at Federal Rate                              $1,600
                        ($20,000 at 8% for 12 months)

                Less interest paid at 6%                               1,200
                                                                       -----

                Reportable Income                                     $  400
                                                                      ======


     Termination of loans: variations in terms of loans:  The management of PLC
     ---------------------------------------------------
may decide to discontinue the making of loans at any time before they are actually made, to change the interest rate as to any loans, to agree to various terms for payment, to demand payment of any or all loans, and otherwise to vary the terms of the loans, without regard to whether Partners are treated equally or consistently. It is presently expected that loans will continue to be available for an indefinite period, but there can be no assurance in this regard.

     There has been no determination as to the maximum frequency with which loans may be requested by Partners who experience changes in circumstances, but Partners are urged to be cognizant of the administrative difficulties which may result from frequent changes. To the extent Partners receive more than one loan, efforts will be made to consolidate the loans and the related paperwork and recordkeeping.

     Management:  Administration:  Loan applications and questions or
     ----------------------------
communications in regard to the administration of the loan program should be addressed to Unisource Shareholder Services, Box 834, Valley Forge, PA 19482,
(610) 296-4470.

     The Note and Collateral Security Agreement to be filed with the application will become effective if and when the loan is made, and if it is not made will be promptly returned to the Partner along with any stock powers and stock certificates.

     Revised 10/22/96

UNISOURCE WORLDWIDE, INC.
PARTNERS LOAN COMPANY



          In applying for a loan, a partner must complete the following documents (enclosed herewith):

               1.                  Application

               2.                  Promissory Note

               3.                  Collateral Security
                   Agreement (two copies)

               4.                  Stock power for the collateral

               5.                  Form G-3 ("purpose
                   statement")

          All of the above, along with the stock certificates for the collateral, should be mailed to:



               KARIN PAVLIK
               UNISOURCE WORLDWIDE, INC.
               P. O. BOX 834
               VALLEY FORGE, PA  19482

                           UNISOURCE WORLDWIDE, INC.
                             PARTNERS' LOAN PROGRAM
                                  APPLICATION

     I hereby request a loan from Unisource Worldwide, Inc. Partners Loan Company ("PLC"). Enclosed are a Note, two copies of a Collateral Security Agreement, stock power, "purpose statement" on Form G-3, and stock certificate(s) (if they are not presently available, the source from which the

certificate(s) will be delivered is:                    ).
                                                        --


     The principal amount of the loan which I desire is $       (in multiples of
$1,000 and at least $5,000 if this is the initial loan). The aggregate of such principal amount and the principal amount(s) of any presently outstanding
loan(s) (excluding LTIP loans) is $         and is not more than 50% of my
salary and any bonus (as shown on Form W-2) paid to me by Unisource Worldwide,
Inc. ("Unisource") or a Unisource company in calendar 19   (most recent full
calendar year) or, if I was not employed within Unisource during all of 19
then one-half of the greater of 19   W-2 salary and bonus from Unisource or a
Unisource company (most recent full calendar year) or my current annual salary.

     The collateral security for the loan is to be Unisource or Alco/IKON stock with value at the time the loan is made of at least twice the principal amount of the loan. I understand that the amount of the loan may have to be adjusted downward or the collateral may have to be liquidated or adjusted upward if the stock price declines prior to the loan being made. Accordingly, I authorize PLC to insert in the Note the date and principal amount of the loan (not to exceed the desired amount indicated above). PLC is also authorized to insert the date of the loan in the Collateral Security Agreement and in the stock power.

     I also understand that a demand for payment may be made at any time.


Date:
                                                     Signature of Partner


Name of Employer (Unisource, Unisource
division or subsidiary).

                                                Printed or typed name of Partner

THE FOLLOWING VERIFICATION MUST
BE COMPLETED BEFORE SENDING TO
PLC:
                                                           Home Address

The undersigned is aware of the salary
and any bonus paid to the Partner and hereby
verifies the accuracy of the foregoing state-          City, State, Zip Code
ment of the Partner as to the aggregate principal amount of all loans (excluding LTIP loans) not exceeding one-half of the Partner's annual
Unisource compensation:



Signature of group or company president, financial officer, paymaster or other knowl-edgable person.

Printed or typed name of such person.
(revised 10/28/96)

                           UNISOURCE WORLDWIDE, INC.

                            PARTNERS' LOAN PROGRAM

                                PROMISSORY NOTE



$
 ----------------------------
 (Partners Loan Company will insert)
Principal amount of loan-
not to exceed desired amount
indicated in application)

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, the undersigned hereby promise(s) to pay to the order of Partners Loan Company ("PLC"), Box 834, Valley Forge, Pennsylvania 19482, or at such other place as the holder hereof may from time to time designate in writing, (a) the principal amount indicated above on demand, upon not less than five days' written notice, except as stated below, and (b) interest at 6% per year on the unpaid principal amount payable March 31, June 30, September 30 and December 31 for each period during which the loan is outstanding (based on a 360-day year). The undersigned may pay any part of the principal amount of the loan (in minimum amounts of $1,000 and in multiples of $100) without premium or penalty at any time.

     If at any time the ratio of the market value of collateral securing this obligation to the unpaid principal amount is 1.25 (or less) to 1, there shall be considered to exist, without any notice being required, both a demand for payment and a default in the payment of the principal amount. For this purpose, the market value shall equal the number of shares held as collateral multiplied by the most recent per share closing price reported on the Composite Tape (or its successor).

     If this Note is signed below by more than one person, this promise to pay shall be the joint and several obligation of each of the undersigned persons.

     This Note is executed by the undersigned as of the date of the loan:
     -----------------------------------
     (Partners Loan Company will insert)



                     --------------------------------------------------------
                     Signature of Partner


                     --------------------------------------------------------
                     Partner's Name - Printed or typed


                     --------------------------------------------------------
                     Signature of Spouse, if collateral is owned jointly



                     --------------------------------------------------------
                     Spouse's Name - Printed or typed

                           UNISOURCE WORLDWIDE, INC.

                             PARTNERS LOAN PROGRAM

                         COLLATERAL SECURITY AGREEMENT

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, the undersigned Partner (which term as used herein includes the Partner's Spouse if the collateral is owned jointly), the "Debtor" herein, grant(s) to Partners Loan Company, a Delaware corporation which is the "Secured Party" herein, a security interest in the collateral herein specified ("the collateral") to secure payment of the principal of and any interest on any promissory note heretofore or hereafter made by Partner in favor of PLC, together with all expenses of collection including costs and reasonable attorneys' fees.

     Collateral.  The collateral shall be shares of stock of Unisource
     -----------
Worldwide, Inc. as evidenced by stock certificates which Partner shall have pledged to PLC at any time prior to any default upon which PLC acts pursuant to

"Application of Collateral" below.  The collateral shall include any shares
---------------------------
resulting from any stock dividend, split or combination with respect to previously pledged shares.

     General.  This agreement is intended to be a security agreement under the
     --------
Uniform Commercial Code of the State of Delaware ("Code") and, except as may be otherwise expressly provided herein, PLC shall have all the rights of a secured party and Partner shall have all the rights of a debtor under the Code and any other applicable law.

     Application of Collateral.  Upon any default under any promissory note
     --------------------------
(which shall include, without limitation, any instance in which there is a ratio of 1.25 (or less) to 1 between the market value of the collateral and the unpaid principal amount of the note), PLC may at its sole option either transfer to itself ownership of all or a portion of the collateral and apply the value toward payment of the principal amount of the note or sell to another party all or a portion of the collateral and apply the proceeds thereof toward payment of the principal amount of the note, and in either such event PLC shall also be entitled to transfer or sell collateral to the extent required to pay any unpaid interest to the date of principal payment. PLC shall not be obliged to make any particular selection of collateral as between solely and jointly owned stock. A sale may be made to any party including any corporation directly or indirectly owned by the same shareholders as directly or indirectly own PLC ("related corporation") or to any benefit plan administered for employees of a related corporation. Upon any transfer of ownership to PLC or sale to a related corporation or its employee benefit plan, the collateral shall be valued at the most recent per share closing price reported on the Composite Tape (or its successor) prior to the application of the collateral. Partner expressly acknowledges that any application of collateral in accordance with one or more of the foregoing provisions shall be considered commercially reasonable.



(revised 10/28/96)

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement, which may be in two or more counterparts each of which shall be considered an original, as of the date indicated below.


                                           Secured
                                           Party:

Debtor:                          PARTNERS LOAN COMPANY



                                       BY:

(Partner)                                  (Partners Loan Company will insert)



                                       DATE:

(Spouse, if collateral is owned jointly)   (Partners Loan Company will insert)



(revised 10/28/96)

                           UNISOURCE WORLDWIDE, INC.
                             PARTNERS' LOAN PROGRAM

Instructions for stock power:
-----------------------------

  This should be completed whether or not the partner is now delivering the stock as collateral security.

  Please follow these instructions:

  (a)  leave the space blank after "unto"
  (b)  the number of shares which are to be collateral
  (c) the certificate number(s) if the stock is presently available - more than one certificate may be covered by this single stock power (if the stock is not yet available, PLC will later insert the certificate number)
  (d)  the date:  please leave blank as PLC will insert the date of the loan
  (e)  the signature(s)
  (f) guarantee of the signature(s) by a broker, bank or trust company (Partners Loan Company has specifically reviewed whether such guarantee is desirable, and has reluctantly concluded that it is)

STOCK POWER:
------------

FOR VALUE RECEIVED,          the undersigned
                   -------------------------------------------------------------

hereby sell(s), assign(s) and transfer(s) unto (a)
                                              ----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b)                                   Shares of the   Common/Preferred
-------------------------------------              -----------------------------

Capital Stock of the        Unisource Worldwide, Inc.
                     -----------------------------------------------------------

standing in     the undersigned's       name(s) on the books of said
           ----------------------------
         corporation      represented by Certificate No. (c)
-------------------------                               -----------------------

herewith and do hereby irrevocably constitute and appoint       Partners Loan
                                                          --------------------
Company       attorney to transfer the said stock on the books of the within
-------------
named Company with full power of substitution in the premises.



(d) Dated:               , 19      (e)
          ---------------------- --------------------------------------------
    (Partners Loan                    (Signature of Partner)
    Company will insert)


                  (e)
                  -------------------------------------------------------------
 (f)              (Signature of Partners spouse, if collateral is owned jointly)

(revised 10/28/96)